ASSIGNMENT, CONVEYANCE AND BILL OF SALE

THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE (the “Assignment Agreement”) is entered into as of December 13, 2007 (the “Effective Date”) by and between THEGLOBE.COM, INC., a Delaware corporation (“theglobe”), and TRALLIANCE CORPORATION, a New York corporation (“Tralliance” and collectively with theglobe, the “Assignors”), and SEARCH.TRAVEL, LLC, a Florida limited liability limited company (the “Assignee”).

RECITALS

Whereas, the Assignors have developed, acquired and/or otherwise obtained certain Intellectual Property Rights (as hereinafter defined) relating to the top level domain name and website www.search.travel (“search.travel”); and

Whereas, Tralliance is a wholly owned subsidiary of theglobe; and

Whereas, Assignee desires to acquire from Assignors, and Assignors have agreed to assign and convey to Assignee, all of Assignors’ right, title and interest in and to any and all of Assignors’ Intellectual Property Right relating to search.travel on the terms and conditions hereinafter set forth; and

Now, Therefore, in consideration of the premises and the mutual undertakings of the parties hereinafter set forth, the parties agree as follows:

ARTICLE I GENERAL

1.1 Recitals. All of the above recitals are true and are hereby incorporated into the terms of this Assignment Agreement.

1.2 Definitions.

(a) “Acquired Assets” means the property listed on Schedule A attached hereto, any Assumed Contracts listed on Schedule B attached hereto, any and all Intellectual Property Rights relating to the foregoing, and any and all other assets and Intellectual Property Rights owned by or licensed to Assignors or any of their respective subsidiaries that relate to search.travel.

(b) “Advertising Contracts” means all agreements pursuant to which third parties place advertising on search.travel and/or search results pages.

(c) “Assumed Contracts” means the Advertising Contracts and any licenses, agreements and other contracts listed on Schedule B attached hereto.

(d) “Intellectual Property Rights” shall mean, collectively, any and all of the following rights, property, interests, items, and assets, whether now existing or arising hereafter, world-wide in any jurisdiction (including in the U.S.): (i) patents, patent rights, inventions, routines, mask rights, and patent applications; (ii) trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, all goodwill in or embodied by any of the foregoing, all registrations of any of the foregoing, and all applications for registrations of any of the foregoing; (iii) copyrights, copyright registrations, applications for copyright registrations, renewals and extensions of the copyrights and copyright registrations, and all rights to renew and extend the copyrights and copyright registrations; (iv) know-how, processes, source code, object code, designs, trade secrets and confidential information, including any and all rights and benefits under any confidentiality, non-disclosure or non-compete agreement with any person or entity; (v) intellectual property rights and proprietary rights similar to any of the foregoing, including any and all moral rights, rights of attribution, and rights in and to the “look and feel,” structure, sequence and organization of any software or computer program; (vi) all rights to sue for and remedies against past, present and future infringement of any of the foregoing in any jurisdiction; (vii) all rights of priority and protection of interests in any of the foregoing in any jurisdiction; (viii) all rights to renew or extend any of the foregoing; and (ix) all other rights, title and interests in and to each of the foregoing in any jurisdiction.

(e) “Knowledge” means the knowledge of a person acting in a prudent manner and after reasonable inquiry in the course of performing his duties.

(f) “License” is defined in Article V.

(g) “Lien” means, with respect to any asset or property, any mortgage, title defect or objection, lien, pledge, charge, security interest, covenant, condition, right-of-way, easement, encumbrance, hypothecation or adverse claim in respect of such asset or property.

(h) “Person” or “person” means an individual, corporation, partnership, limited liability company, firm, association, joint venture, trusts, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

(i) “Transaction Documents” is defined in Section 3.1(a).

(j) “search.travel” is defined in the recitals hereto.

ARTICLE II TRANSFER

2.1 General Assignment. Assignors hereby assign, sell, transfer and convey to Assignee all of their respective right, title and interest in and to the Acquired Assets. Assignee hereby accepts such assignment and agrees that it assumes, and will pay, perform and discharge, all of the liabilities and obligations of Assignors arising under the Assumed Contracts. Assignors are entitled to all of the rights and benefits, and shall bear all of the duties, obligations, and liabilities with respect to the Assumed Contracts arising prior to the Effective Date; and Assignee is entitled to all of the rights and benefits, and shall bear all of the duties, obligations, and liabilities, with respect to the Assumed Contracts arising on or after the Effective Date.

2.2 Purchase Price. The purchase price for the Acquired Assets shall be Three Hundred Eighty Thousand Dollars ($380,000), payable by wire transfer of immediately available funds at Closing. The Purchase Price was determined by an independent third party appraisal, dated September 30, 2007, which appraisal has been received, reviewed and approved by Assignors and Assignee.

2.3 No Assumption of Liabilities. Except for the Assumed Contracts, Assignee does not assume, and shall not be responsible for, any liability or obligation of Assignors with respect to the Acquired Assets or otherwise.

2.4 Acknowledgement. Assignors hereby acknowledge that pursuant to this Assignment Agreement, Assignee shall accede to and obtain the entire, right, title and interest in and to the Acquired Assets, including the sole right and standing to:

(a) Receive all rights and benefits pertaining to the Acquired Assets;

(b) Institute and prosecute all suits and proceedings and take all actions that Assignee in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind in or to the Acquired Assets, including infringement of any Intellectual Property Rights; and

(c) Defend and compromise any and all proceedings, suits, and actions relating to or arising out of the Acquired Assets, including infringement of any Intellectual Property Rights.

2.5 No Warranties - Limited Liability.

(a) THE ACQUIRED ASSETS ARE PROVIDED “AS IS”, EXCEPT AS SPECIFICALLY SET FORTH BELOW. ASSIGNORS MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED WITH RESPECT THERETO, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR THAT THE ACQUIRED ASSETS WILL OPERATE WITHOUT INTERRUPTION OR BE ERROR FREE, AND ASSIGNORS HEREBY DISCLAIM ALL SUCH REPRESENTATIONS AND WARRANTIES.

(b) ASSIGNORS SHALL NOT BE LIABLE, UNDER ANY THEORY OF LIABILITY, INCLUDING TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) CONTRACT, OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING OUT OF THE ASSIGNEE’S USE OF THE ACQUIRED ASSETS, OR THE USE OF THE ACQUIRED ASSETS BY ANY THIRD PARTY, OR IN ANY OTHER WAY ARISING OUT OF THIS ASSIGNMENT AGREEMENT OR THE TRANSACTION DOCUMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA OR COST OF COVER.

(c) IN ADDITION, ASSIGNOR SHALL NOT BE LIABLE TO ASSIGNEE FOR ANY LOSS OR DAMAGES ARISING OUT OF THE FAILURE TO OBTAIN ANY CONSENTS LISTED ON SCHEDULE C ATTACHED HERETO.

ARTICLE III REPRESENTATIONS

3.1 Representations and Warranties of Assignors. Assignors hereby represent and warrant to Assignee as follows:

(a) Theglobe is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, Tralliance is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and each has all corporate power and authority to own its assets and to carry on its business as presently conducted. Each Assignor has all requisite power and authority to execute and deliver this Assignment Agreement and the documents, instruments and agreements contemplated hereby (the “Transaction Documents”) and to perform its obligations hereunder and thereunder. The execution and delivery of this Assignment Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of each Assignor.

(b) This Assignment Agreement and each of the Transaction Documents have been duly and validly executed and delivered by each Assignor which is a party thereto. This Assignment Agreement and the Transaction Documents constitute legal, valid and binding obligations of each Assignor which is a party thereto, enforceable against such Assignor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity.

(c) Except as otherwise set forth in Schedule C attached hereto, neither the execution and delivery of this Agreement or the Transaction Documents nor the carrying out of the transactions contemplated hereby or thereby will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or give rise to any obligation of any Assignor to make any payment under, or to the increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Liens upon any of the properties or assets of any Assignor under any provision of (i) any organizational documents of any Assignor; (ii) any order, injunction, judgment, decree, or arbitration award of a governmental authority; (iii) any applicable law; or (iv) any contract, license, agreement or commitment of any Assignor.

(d) Except for the consents set forth on Schedule C attached hereto, no consent, waiver, approval, action, permit or authorization of, or declaration or filing with, or notification to, any Person or governmental authority is required on the part of any Assignor in connection with the execution and delivery of this Agreement or the Transaction Documents or the compliance by any Assignor with any of the provisions hereof or thereof.

(e) True, correct and complete copies of the Assumed Contracts (other than the Advertising Contracts) have been provided to Assignee. To the knowledge of Assignors, there are no existing material defaults under any of the Assumed Contracts. Each of the Assumed Contracts is in full force and effect.

(f) There is no action, suit, proceeding, investigation or claim pending, or to Assignors’ knowledge, threatened in law, equity or otherwise before any court, administrative agency or arbitrator which (i) questions the validity of this Assignment Agreement or any of the Transaction Documents, (ii) might adversely affect the right, title or interest of the Assignee under the Assignment Agreement or any Transaction Document, or (iii) otherwise could adversely impact the Assignee. Assignors are not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board, or other governmental agency.

(g) Assignors own and possess all right, title and interest in and to, or have a valid and enforceable right to use, each of the Acquired Assets free and clear of all Liens, and no claim by any third party contesting the validity, enforceability, use or ownership of any of the Acquired Assets has been made, is currently outstanding or threatened.

(h) Assignors have not received any notices of, nor is it aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any Acquired Assets including, without limitation, any demand or request that Assignors license rights from a third party.

(i)  All of the material Acquired Assets are or shall be owned by, or licensed to Assignors on the Effective Date. Assignors have not disclosed, and shall not disclose to anyone other than Assignee, any of their trade secrets or confidential information relating to the Acquired Assets to any third party other than pursuant to a written confidentiality agreement. Assignors have taken all other commercially reasonable actions to maintain and protect the Acquired Assets.

(j) No representation or warranty by any Assignor contained in any Transaction Document, and no statement contained in any instrument, list, certificate, or writing furnished to Assignee pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE IV CLOSING

4.1 Closing. The parties will consummate and close the transactions contemplated by this Assignment Agreement (the “Closing”) on December 13, 2007 (the “Closing Date”) at the offices of Assignee located at 110 East Broward Blvd., 14th Floor, Fort Lauderdale, Florida 33301.

4.2 Deliveries at Closing. At the Closing, the applicable parties shall execute and deliver, or cause to be executed and delivered, the following items:

(a) To the extent required by Assignee, Assignors shall deliver any consents of third parties required for the consummation of the transactions contemplated hereby, including the consents listed on Schedule C attached hereto.

(b) Assignors shall deliver evidence that the transactions contemplated hereby have been authorized by all necessary action on the part of Assignors.

(c) Assignors shall deliver to Assignee, in electronic form or, where appropriate, printed form, full copies of all intangible property included in the Acquired Assets.

ARTICLE V TRADEMARK LICENSE

5.1 Trademark License. Tralliance hereby grants to Assignee a royalty-free, perpetual, non-exclusive and, to the extent provided Section 5.5 below, transferable license (the “License”) to use the .travel logo in the form attached hereto as Exhibit A (the “Mark”) solely in connection with the Acquired Assets and subject to the terms and conditions set forth in this Article V. Assignee acknowledges that (i) Tralliance has sole and exclusive right, title and interest in and to the Mark and any registration issued thereon, (ii) Tralliance shall retain such sole and exclusive right, title and interest in and to the Mark and any registration issued thereon, (iii) the Mark is valid, and (iv) Assignee shall not at any time challenge or contest the validity of the Mark or the ownership, title or registration of Tralliance in and to the Mark. Tralliance reserves the right to license the Mark, and any other trademark, service marks or any other proprietary marks of Tralliance to any other persons at any time in Tralliance’s sole discretion provided that Tralliance shall not be permitted to license or use the Mark together with the words “search.travel” or any variation thereof. The License granted hereunder shall in no way be construed as granting to Assignee the right to use the Mark in any manner not related to or connected with the Acquired Assets, nor shall it be construed as reflecting Tralliance’s abandonment or intent to abandon any of its rights of possession or property in the Mark. Assignee shall, at the expense of Tralliance, enter into such agreements with Tralliance and shall execute such documents and carry out such actions as Tralliance may reasonably deem necessary or advisable to protect Tralliance’s rights in and to the Mark.

5.2 Term; Territory. The License granted hereunder shall commence on the date hereof and shall remain in full force and effect in perpetuity, and may be used by Assignee throughout the world.

5.3 Goodwill. Any and all goodwill arising from Assignee’s use of the Mark shall inure solely to the benefit of Tralliance and its successors and assigns.

5.4 No Representations or Warranties. Tralliance makes no representation or warranty as to its right to exclusive use of the Mark. The license granted by Tralliance pursuant to this Agreement is limited to all right, title or interest that Tralliance has in and to the Mark.

5.5 Assignment. Neither Tralliance nor Assignee may assign its rights or delegate its duties under the License without the prior written consent of the other, except that either Tralliance or Assignee shall be permitted to assign its rights and delegate its duties under the License without the other’s consent, (a) to a parent, affiliate or subsidiary of such party, or (b) if such assignment is part of a (i) sale of a division or all or part of the assigning party’s assets or business, or (ii) part of a corporate restructuring of the assigning party, provided that the assignee assumes all of the liabilities and obligations of the assigning party pursuant to a written instrument of assumption in form and substance reasonably satisfactory to the non-assigning party. Upon a permitted assignment under clause (b) above, the assigning party shall be relieved of further liability hereunder except for any breach or default that occurred prior to such assignment.

ARTICLE VI MISCELLANEOUS

6.1 Notices. Any notice required or intended to be given by either party hereto to the other, pursuant to this Agreement or any provision of law, shall be in writing and sent by registered or certified mail, postage paid, or delivered by hand or overnight courier and acknowledged, or by telecopier and confirmed by registered or certified mail as follows:

If to Assignors, to them at:	theglobe.com, inc. 110 East Broward Blvd. Suite 1400 Fort Lauderdale, FL 33301 Attn: President
Tralliance Corporation 110 East Broward Blvd. Suite 1400 Fort Lauderdale, FL 33301 Attn: President
If to Assignee, to it at:	Search.Travel, LLC 110 East Broward Blvd. 14th Floor Fort Lauderdale, FL 33301 Attn: President

or to such other address as may be designated by the respective party by notice given to the other in accordance with this Section.

6.2 Binding on Successors and Assigns. All of the covenants and agreements of the parties hereinabove contained shall apply to and bind such party and its successors and assigns. Reference to a party shall mean and include such party’s successors and assigns.

6.3 Entire Agreement. This Assignment Agreement and the other Transaction Documents constitute the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes any and all prior agreements between the parties hereto respecting the subject matter hereof. In addition, no amendments or modifications to this Assignment Agreement shall be valid unless set forth in writing and signed by each of the parties hereto.

6.4 Further Assurances. The parties hereby agree from time to time to execute and deliver such further and other assurances, assignments, documents, instruments and agreements and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Assignment Agreement.

6.5 Governing Law. This Assignment Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Florida. In the event of any dispute arising in connection with this Assignment Agreement or the Transaction Documents, the parties irrevocably consent to the exclusive jurisdiction of the state or federal courts located in Broward County, Florida.

6.6 Multiple Counterparts. This Assignment Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed to be an original for all purposes, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed as of the day and year first above written.

THEGLOBE.COM, INC. By: /s/ Edward A. Cespedes Name: Edward A. Cespedes Title: President	SEARCH.TRAVEL, LLC By: /s/ Edward A. Cespedes Name: Edward A. Cespedes Title: President
TRALLIANCE CORPORATION By: /s/ Edward A. Cespedes Name: Edward A. Cespedes Title: President and CEO

SCHEDULE A

ACQUIRED ASSETS

Search.travel
- search algorithms
- database schema
- front end, movie conversion to flash
- profile collection and index creation

Search.travel is a vertical search engine for the travel industry. All of the software and applications were in-house designed with the exception of the recent addition of the web crawler. Our modules consist of the following, written in Java:

Search Engine
Profile Creation
Ad management
Map modules
Reporting Module
All source code and compiled applications relating to the foregoing.

Four (4) production search.travel servers, as follows:
Sun 240 - Database Server
IBM Blade Servers
Blade 1
Blade 2
Blade 3

All receivables arising under any Advertising Contracts and accruing after the Effective Date.

SCHEDULE B

ASSUMED CONTRACTS

None

SCHEDULE C

REQUIRED CONSENTS

Consent of the holders under the Security Agreement dated April 22, 2005 relating to a loan in the original principal amount of $4,000,000, together with a partial release of the security interest of such holders in the Acquired Assets.

Consent of the holders under the Security Agreement dated May 29, 2007 relating to a loan in the original principal amount of $1,250,000, together with a partial release of the security interest of such holders in the Acquired Assets.

EXHIBIT A

.TRAVEL LOGO